UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 3, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On September 3, 2012, Heckmann Corporation (the “Company”) entered into a definitive agreement and plan of merger (the “Merger Agreement”) by and among the Company, a wholly-owned subsidiary of the Company, Badlands Energy, LLC, a North Dakota limited liability company doing business as Power Fuels (“Power Fuels”), and Mark D. Johnsrud, an individual and sole member of Power Fuels (“Seller”). Under the terms of the Merger Agreement, Power Fuels will merge with and into the Company’s wholly-owned subsidiary (the “Merger”).

Power Fuels is a privately held North Dakota-based environmental services provider focused on the transportation, treatment, recycling, and disposal of fluids at the company’s sites. Power Fuels is the largest environmental services company in the Bakken Shale area in North Dakota, a premier U.S. unconventional shale oil basin. Power Fuels also provides rental equipment and operates 19 company-owned disposal wells. Power Fuels serves the leading exploration & production companies in its market under the “Power Fuels” and “Landtech” brands, which have been operating in the Bakken Shale area for a combined 40 years, and through its network of 8 district offices and roughly 1,500 employees.

The consideration for the Merger is 95 million unregistered shares of the Company’s common stock and a $125 million cash payment (subject to adjustment based on a target net working capital), each payable to Seller, as well as the assumption or refinancing of $150 million of Power Fuels’ debt. 10 million shares of the stock consideration are to be held in escrow against Seller’s indemnification obligations under the Merger Agreement. The Merger Agreement contains customary representations, warranties, covenants, indemnity provisions and closing conditions for transactions of similar nature and size. The Merger Agreement, and completion of the Merger, is subject to customary regulatory approvals, such as filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and customary closing conditions including the approval of Heckmann’s stockholders, which is required under New York Stock Exchange (“NYSE”) listing standards to issue shares in connection with the Merger. The Company anticipates that it will close the Merger on or before December 31, 2012. Simultaneous with the execution of the Merger Agreement, the Company, its wholly-owned subsidiary, and certain of its principal stockholders, including each member of the Company’s board of directors and the Company’s senior executive officers entered into a Voting Agreement (the “Voting Agreement”) pursuant to which such stockholders agreed not to sell or otherwise transfer their shares until such time as the Voting Agreement is terminated, or the approval of the Company’s stockholders to the Merger is obtained, and to vote their shares in favor of approval of the Merger.

Upon closing of the transaction, Mr. Heckmann will become Executive Chairman of the Board with full time responsibilities including leading the Company’s board of directors and overall corporate strategy. Mr. Johnsrud will join the Company’s board of directors as Vice Chairman and become Chief Executive Officer of the Company.

The foregoing descriptions of the Merger Agreement and Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and Voting Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or Power Fuels, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Power Fuels, their respective affiliates or their respective businesses, the Merger Agreement and the merger that will be contained in, or incorporated by reference into, the proxy statement of the Company to be used to solicit the required approval of its stockholders pursuant to NYSE listing rules, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company makes with the SEC.

Item 3.02	Unregistered Sale of Securities

The information regarding the proposed issuance of shares of Common Stock set forth in Item 1.01 above is incorporated herein by reference.

The shares of common stock to be issued to Seller in connection with the Merger will be offered and sold in reliance upon the exemption from registration provided by Section 4(2) under the United States Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of shares of common stock to Seller, as a portion of the consideration for the Merger, is a privately negotiated transaction with the Merger that did not involve a general solicitation. The certificates representing the shares of common stock to be issued in connection with the Merger will contain a legend to the effect that such shares are not registered under the Securities Act and may not be sold or transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration.

Item 8.01	Other Events

The Company and Power Fuels issued a joint press release on September 4, 2012 in connection with the announcement of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On September 4, 2012, the Company also posted a presentation related to the Merger Agreement and the transactions contemplated thereby on the Company’s website at www.heckmanncorp.com. A copy of the presentation is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(a) None.

(b) None.

(c) None.

(d) Exhibits

Number	Description of Exhibit

2.1*	Merger Agreement by and among Badlands Energy, LLC, Mark D. Johnsrud, the sole member of Badlands Energy, LLC, Heckmann Corporation, and Rough Rider Acquisition, LLC, a wholly-owned subsidiary of Heckmann Corporation

10.1	Voting Agreement by and among Heckmann Corporation, Rough Rider Acquisition, LLC and the principal stockholders party thereto

99.1	Press release, dated September 4, 2012, issued by Heckmann Corporation announcing entry into a definitive merger agreement with Badlands Energy, LLC

99.2	Presentation dated September 4, 2012

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits upon request.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in the press release include, without limitation forecasts of growth, revenues, adjusted EBITDA and pipeline expansion, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Thermo Fluids Inc.; whether certain markets grow as anticipated; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, the Current Report on Form 8-K filed on April 10, 2012, as well as the Company’s other reports filed with the United States Securities and Exchange Commission (“SEC”) and are available at http://www.sec.gov/ as well as the Company’s website at http://heckmanncorp.com/. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Heckmann and Power Fuels to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Heckmann or Power Fuels; failure to receive the approval of the stockholders of Heckmann for the issuance of stock for the transaction; and difficulties in connection with the process of integrating Heckmann and Power Fuels, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that Heckmann intends to file with the SEC in connection with the proposed transaction.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Neither Heckmann, Power Fuels nor the combined company are responsible for updating the information contained in this document beyond the publication date.

IMPORTANT ADDITIONAL INFORMATION

This communication does not constitute a solicitation of any vote or approval. The proposed merger transaction between Heckmann and Power Fuels will be submitted to the stockholders of Heckmann in order to obtain approval for the issuance of stock as required by the listing standards of the New York Stock Exchange. In connection with the proposed merger Heckmann will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement to be used to solicit the required approval of its stockholders. INVESTORS AND STOCKHOLDERS OF HECKMANN ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement will be sent to stockholders of Heckmann seeking their approval of the proposed transaction. Interested parties, investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed by Heckmann with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by contacting Heckmann’s Investor Relations at (212) 481-2050 or by accessing Heckmann’s investor relations website at www.heckmanncorp.com.

Heckmann and its respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Heckmann’s stockholders with respect to the transaction. Information about these persons is set forth in Heckmann’s proxy statement relating to its 2012 Annual Meeting of Stockholders as filed with the SEC on March 27, 2012, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Stockholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Heckmann’s stockholders generally, by reading the proxy statement and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: September 4, 2012	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development

EXHIBIT INDEX

Number	Description of Exhibit

2.1*	Merger Agreement by and among Badlands Energy, LLC, Mark D. Johnsrud, the sole member of Badlands Energy, LLC, Heckmann Corporation and Rough Rider Acquisition, LLC, a wholly-owned subsidiary of Heckmann Corporation

10.1	Voting Agreement by and among Heckmann Corporation, Rough Rider Acquisition, LLC and the principal stockholders party thereto

99.1	Press release, dated September 4, 2012, issued by Heckmann Corporation announcing entry into a definitive merger agreement with Badlands Energy, LLC

99.2	Presentation dated September 4, 2012

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits upon request.